                                    EXHIBIT 2


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Richard F. Levy and John E. Lowe, and each of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings with respect to securities of Coram Healthcare Corp. required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

         The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

         WITNESS THE EXECUTION HEREOF this 31st day of July, 2000 by Jerome
Blank.



                                              /s/   Jerome Blank
                                              --------------------------------


                                              Name: Jerome Blank
                                              --------------------------------


STATE OF Idaho   )
COUNTY OF Blaine )

/s/ Randi S. Diem
-------------------------------
Notary Public

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Richard
F. Levy and John E. Lowe, and each of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings with respect to securities of Coram Healthcare Corp. required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 31st day of July, 2000 by Andrew Blank.



                                              /s/   Andrew Blank
                                              --------------------------------


                                              Name: Andrew Blank
                                              --------------------------------


STATE OF Florida )
COUNTY OF Dade   )

/s/ Juan Carlos Campos
-------------------------------
Notary Public

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Richard
F. Levy and John E. Lowe, and each of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings with respect to securities of Coram Healthcare Corp. required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 31st day of July, 2000 by F. Philip
Handy.



                                              /s/   F. Phillip Handy
                                              --------------------------------


                                              Name: F. Phillip Handy
                                              --------------------------------


STATE OF Florida )
COUNTY OF Orange )

/s/ Robert P. Saltzman
-------------------------------
Notary Public

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Richard
F. Levy and John E. Lowe, and each of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings with respect to securities of Coram Healthcare Corp. required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 27th day of July, 2000 by Harvey R.
Heller.



                                              RHH COMPANY

                                              By: /s/ Harvey R. Heller
                                              --------------------------------

                                              Name:   Harvey R. Heller
                                              --------------------------------

                                              Title:  President

STATE OF Florida )
COUNTY OF Orange )

/s/ Kathryn E. Davis
-------------------------------
Notary Public

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Richard
F. Levy and John E. Lowe, and each of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings with respect to securities of Coram Healthcare Corp. required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 27th day of July, 2000 by Harry Heller Falk.



                                              /s/  Harry Heller Falk
                                              --------------------------------

                                              Name: Harry Heller Falk
                                              --------------------------------



STATE OF Florida )
COUNTY OF Orange )

/s/ Kathryn E. Davis
-------------------------------
Notary Public